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                                                                    EXHIBIT 10.3

                                 FIRST AMENDMENT
                                       TO
                          FINANCIAL ADVISORY AGREEMENT


        THIS FIRST AMENDMENT TO FINANCIAL ADVISORY AGREEMENT (this "Amendment") is made and entered into effective as of August 1, 2001 among LLS Corp., an Illinois corporation (together with its successors, "Holdings"), Courtesy Corporation, an Illinois corporation (together with its successors, "Courtesy"), Creative Packaging Corp., an Illinois corporation (together with its successors, "Creative"), and Courtesy Sales Corp., an Illinois corporation (together with its successors, "Courtesy Sales", and together with Holdings, Courtesy and Creative, the "Clients"), and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership (together with its successors, "HMCo").

                                   BACKGROUND

        1. The Clients and HMCo are parties to that certain Financial Advisory Agreement dated as of July 30, 1999 (the "Agreement").

        2. The Clients and HMCo desire to make certain amendments to the Financial Advisory Agreement in accordance with certain provisions of the Fourth Amendment (as hereinafter defined).

        3. NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:

                                   AMENDMENTS

        1. Amendment to Section 3. Compensation: Effective as of the date hereof, Section 3(b) of the Agreement is amended and restated to read in its entirety as follows:

               3.  Compensation.

               (b) In connection with any Subsequent Transaction consummated after August 1, 2001, during the term of this Agreement in which HMCo has rendered financial advisory, investment banking or other similar services for the benefit of any Client, the applicable Client shall, and the other Clients shall cause such Client to, accrue a cash fee equal to 1.5% of the Transaction Value of such Subsequent Transaction for the benefit of HMCo, at the closing of any such Subsequent Transaction, such accrued amount payable only upon termination of the Commitments (as defined in the Credit Agreement (as hereinafter defined)) and payment in full of the Obligations (as defined in the Credit Agreement). As used herein, (i) "Transaction Value" means the total value of the Subsequent Transaction, including, without limitation, the aggregate amount of the funds


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        required to complete the Subsequent Transaction (excluding any fees accrued or payable pursuant to this Section 3(b)), including without limitation, the amount of any indebtedness, preferred stock or similar items assumed (or remaining outstanding), (ii) "Credit Agreement" means that certain Credit Agreement, dated as of July 30, 1999, among Holdings, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent, Credit Suisse First Boston, as syndication agent, and Bankers Trust Company, as documentation agent (as amended, waived, supplemented, or otherwise modified from time to time, together with any substitution or replacement therefor), and (iii) "Fourth Amendment" means that certain Limited Forbearance Agreement and Fourth Amendment to Credit Agreement, dated of even date herewith, among Holdings, the institutions listed on the signature pages thereof, Bank of America, N.A., as administrative agent, Credit Suisse First Boston, as syndication agent, and Bankers Trust Company, as documentation agent (as amended, waived, supplemented, or otherwise modified from time to time, together with any substitution or replacement therefor).

        2. Governing Law. This Amendment shall be construed, interpreted and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

        3. Assignment. This Amendment and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, neither this Amendment nor any of the rights, interests or obligations hereunder shall be assigned (other than with respect to the rights and obligations of HMCo, which may be assigned to any one or more of its principals or affiliates) by any of the parties without the prior written consent of the other parties.

        4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.


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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

                                       HICKS, MUSE & CO. PARTNERS, L.P.

                                       By:    HM PARTNERS INC.,
                                              its General Partner

                                       By:    /s/ David W. Knickel
                                          ---------------------------------
                                       Name:  David W. Knickel
                                            -------------------------------
                                       Title: Vice President
                                             ------------------------------

                                       LLS CORP.

                                       By:    /s/ Wes DeHaven
                                          ---------------------------------
                                       Name:  Wes DeHaven
                                            -------------------------------
                                       Title: Senior Vice President and Chief
                                              Financial Officer
                                             ------------------------------

                                       COURTESY CORPORATION

                                       By:    /s/ Wes DeHaven
                                          ---------------------------------
                                       Name:  Wes DeHaven
                                            -------------------------------
                                       Title: Senior Vice President and Chief
                                              Financial Officer
                                             ------------------------------

                                       CREATIVE PACKAGING CORP.

                                       By:    /s/ Wes DeHaven
                                          ---------------------------------
                                       Name:  Wes DeHaven
                                            -------------------------------
                                       Title: Senior Vice President and Chief
                                              Financial Officer
                                             ------------------------------

                                       COURTESY SALES CORP.

                                       By:    /s/ Wes DeHaven
                                          ---------------------------------
                                       Name:  Wes DeHaven
                                            -------------------------------
                                       Title: Senior Vice President and Chief
                                              Financial Officer
                                             ------------------------------


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